UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Solera National Bancorp, Inc.

(Name of registrant as specified in its charter)

Kathleen A. Stout

(Name of person(s) filing proxy statement)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION DATED APRIL 24, 2014

KATHLEEN A. STOUT

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF

STOCKHOLDERS OF

SOLERA NATIONAL BANCORP, INC.

Dear Fellow Stockholder:

We are furnishing this Proxy Statement (“Proxy Statement”) to holders of the common stock (“Common Stock”) of Solera National Bancorp, Inc., a Delaware corporation (the “Company”), in connection with our solicitation of proxies for use at the 2014 Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on May 22, 2014, at 10:00 a.m., local time, at the Pinehurst Country Club, 6255 West Quincy Avenue, Denver, CO 80235.

This solicitation is being conducted by Kathleen A. Stout (for convenience throughout this Proxy Statement we sometimes refer to Ms. Stout as “Ms. Stout,” “Stout,” “we,” “our” or “us”). As of the March 31, 2014 record date for the Annual Meeting, Ms. Stout beneficially owned 15,453 shares of the Company’s Common Stock. As more fully discussed below, Ms. Stout is soliciting proxies to be used at the Annual Meeting for the election of Dianne Ellis Andrews, Barry Biegler, Charles P. Black, Basil Blume, Deborah L. Chandler, Stephen H. Murray, James Kent Myers, and Thomas P. Sweeney III as directors of the Company (collectively, the “Stout Nominees”).

We urge you to elect the Stout Nominees to the Company’s Board of Directors (the “Board of Directors” or the “Board”) because we believe that election of new members to the Board of Directors would be beneficial to the Company and its stockholders. Among other things, electing the Stout Nominees should provide the Company with nominees for director that have the requisite background, experience and expertise to help the Company to improve its financial performance as well as strong community ties in several of the Company’s key geographic markets.

Please sign and date the GOLD proxy card supplied by Ms. Stout and return it in the enclosed postage-paid envelope whether or not you attend the meeting. This Proxy Statement is dated             , 2014 and this Proxy Statement and the accompanying GOLD proxy form are first being sent or given to stockholders on or about             , 2014.

If your shares are held in the name of a brokerage firm, bank or other custodian, only that firm can vote such shares and only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the GOLD proxy card on your behalf.

YOUR VOTE IS IMPORTANT. If you agree with the reasons for Ms. Stout’s solicitation set forth in this Proxy Statement and believe that the election of the Stout Nominees to the Board of Directors can make a difference, please vote for the election of the Stout Nominees, no matter how many or how few shares you own.

WE URGE YOU NOT TO SIGN ANY PROXY CARD THAT IS SENT TO YOU BY THE COMPANY, EVEN AS A FORM OF PROTEST. By executing the GOLD proxy card, you will authorize us to vote FOR the election of the eight (8) Stout Nominees. If you have already signed a proxy card sent to you by the Company, you may revoke that proxy at any time prior to the time a vote is taken by (i) submitting a duly executed GOLD proxy bearing a later date to the Secretary of the Company, (ii) filing with the Secretary of the Company a later dated written revocation or (iii) attending and voting at the Annual Meeting in person.

Thank you for your support,

/s/ Kathleen A. Stout

Kathleen A. Stout

i

GENERAL

The Company’s Board of Directors is currently comprised of one class of directors who serve one-year terms. At the Annual Meeting, we expect that eleven directors are to be elected to the Board of Directors to hold office until their successors have been elected and qualified.

We are currently seeking your proxy for the election to the Board of Directors of eight individuals – Dianne Ellis Andrews, Barry Biegler, Charles P. Black, Basil Blume, Deborah L. Chandler, Stephen H. Murray, James Kent Myers, and Thomas P. Sweeney III.

For information concerning voting procedures at the Annual Meeting, see “Voting and Proxy Procedures.”

BACKGROUND OF THE SOLICITATION

The following is a chronology of events leading up to this proxy solicitation.

On February 20, 2014, Ms. Stout delivered a notice to the Company proposing to nominate the Stout Nominees to stand for election at the 2014 Annual Meeting and identifying the Stout Nominees.

On March 25, 2014, the Company announced that it would be nominating eleven current directors as candidates for election at the 2014 Annual Meeting, and the Board announced its determination to not recommend the Stout Nominees.

On April 4, 2014, the Company filed the Company’s Preliminary Proxy Statement with the SEC.

On April 9, 2014, in accordance with the Bylaws of the Company, Ms. Stout delivered a supplemental notice to the Company with respect to proposing to nominate the Stout Nominees to stand for election at the 2014 Annual Meeting.

On April 17, 2014, the Company filed Amendment No. 1 to the Company’s Preliminary Proxy Statement with the Securities and Exchange Commission (the “SEC”).

On April 22, the Company filed Amendment No. 2 to the Company’s Preliminary Proxy Statement with the SEC.

On April 24, 2014, Ms. Stout submitted a request for certain stocklist materials pursuant to the Delaware General Corporation Law and applicable proxy rules and filed her Preliminary Proxy Statement with the SEC.

REASONS FOR THIS SOLICITATION

We believe that change is needed now on the Company’s Board. Therefore, we are soliciting your support to elect the Stout Nominees at the Annual Meeting. We believe that the Stout Nominees would bring significant relevant experience, new insight and fresh perspectives to the Board. If elected, the Stout Nominees are committed to working constructively with the other members of the Board and using their experience to help effect more prudent and thoughtful decision making, thus helping the Company to execute a successful strategic plan for the Company for the benefit of all stockholders.

In reviewing the Company’s financial performance, we are discouraged by the increase in the Company’s net loss for the twelve months ended December 31, 2013. As set forth in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section (the “MD&A”) of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the
“10-K”), the Company’s net loss for the twelve months ended December 31, 2013 was $656,000, compared to net income of $281,000 for the twelve months ended December 31, 2012. Among other factors, the MD&A attributes this $937,000 decrease to (i) $442,000 in severance costs during the fourth quarter of 2013 and the retirement of the Company’s former CEO in the third quarter of 2013 and (ii) $358,000 in restructuring charges incurred during the fourth quarter of 2013 to terminate a facility lease and suspend plans to convert the Company’s Boulder loan production office into a full-service banking facility.

We believe that these two extraordinary charges totaling $800,000 serves as an example of a lack of strategic oversight and focus on behalf of the Company’s current Board. On September 12, 2013, the Company announced they had reached an agreement to lease office space in the Cherry Creek neighborhood of Denver, Colorado along with its desire to open a full-service branch in Boulder, Colorado. On January 31, 2014, the Company announced that it had taken a restructuring charge in the fourth quarter related to the termination of the Cherry Creek lease and costs related to suspending plan to expand the Boulder, Colorado facility into a full-service banking facility. Based on these disclosures, the decisions to enter this lease and then terminate it and to expand Boulder and withdraw such expansion plans were made only a few months apart and imposed significant costs on the Company.

In the 10-K, the Company cites, among other components of its business strategy, “capitalizing on the diverse community involvement, professional expertise and personal and business contacts of its Directors and executive officers.” While we agree that community ties can be vitally important to a community bank’s business strategy, we believe that the Stout Nominees would better be able to serve the Company in such roles in communities beyond the Denver metropolitan area. Virtually all of the Company’s current directors reside in the Denver metropolitan area where they presumably have most of their community ties. In putting together the slate of Stout Nominees, Ms. Stout specifically focused on increasing the geographic diversity of the Company’s Board in an effort to help strengthen the bank’s community ties in several regions of Colorado beyond the Denver metropolitan area. As such, the Stout Nominees have ties to Boulder, Durango, Colorado Springs, Castle Rock, Castle Pines and Idaho Springs, among other communities and Ms. Stout believes that having strategic direction from directors resident in these communities would help the Company better serve potential customers in these locations.

Ms. Stout further believes that the election of the Stout Nominees would further bolster the Board’s relevant banking experience as four of the eight Stout Nominees have direct, relevant banking experience either as executives or directors of banking institutions of various sizes.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION

OF THE STOUT NOMINEES

PROPOSAL ONE: ELECTION OF DIRECTORS

According to the Company’s Proxy Statement, the Company’s Board of Directors currently consists of thirteen directors, eleven of whom are up for election at the Annual Meeting, at which time the Board will reduce the size of the Board to eleven directors.

According to the Company’s Bylaws, directors hold office for one-year terms and until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. At the Annual Meeting, we expect that eleven directors are to be elected to the Board of Directors. On February 20, 2014, Ms. Stout gave notice to the Company of her intention to nominate the Stout Nominees to serve as directors of the Company.

We are seeking your proxy for the election to the Board of Directors of eight individuals—Dianne Ellis Andrews, Barry Biegler, Charles P. Black, Basil Blume, Deborah L. Chandler, Stephen H. Murray, James Kent Myers, and Thomas P. Sweeney III.

Each of the Stout Nominees has consented to being named as a nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board of Directors if elected. We do not expect that any of the Stout Nominees will be unable to stand for election. If elected at the Annual Meeting, the Stout Nominees would hold office until the Company’s 2015 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Based on the information furnished by the Stout Nominees, Ms. Stout believes that each of the Stout Nominees is “independent” within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards (the definition of independence the Company has used in its Proxy Statement) and Ms. Stout has no knowledge of any facts that would prevent the determination that each of the Stout Nominees is independent under such standards.

The Stout Nominees, if elected, will constitute a majority of the directors and will alone be able to adopt resolutions or otherwise cause the Board to act. In the event that Proposal Three to reduce the size of the Board is adopted by the stockholders, the five nominees receiving the most “FOR” votes will be the five nominees to fill the open positions on the Board of Directors. Ms. Stout will vote proxies granted to her pursuant to this proxy solicitation only in favor of the eight Stout Nominees, regardless of the size of the board or the ability for any one or more of the Stout Nominees to sit for election to the Board. Ms. Stout will only be able to vote proxies for the Stout Nominees, and in the event that any Stout Nominee is not eligible to sit for election, Ms. Stout will not be able to vote for any other person in place of such Stout Nominee.

Biographical Information Regarding the Stout Nominees

The following information concerning the age, principal occupation and business experience during the last five years, and current directorships of the Stout Nominees has been furnished to Ms. Stout by the Stout Nominees. Except as disclosed in this Proxy Statement, there are no arrangements or understanding between any of the Stout Nominees and any other person(s) to which any such Stout Nominee was or is to be selected as a director or a nominee of the Company.

Dianne Ellis Andrews, age 64, has 34 years of experience in the banking industry, serving most recently as the Market President for Vectra Bank in Durango, Colorado and Farmington, New Mexico from 2002 until her retirement in 2006. Ms. Andrews, along with her husband, is currently the owner and operator of the North Main and Town Plaza Laundromats in Durango, Colorado, a position that she has held for the past 23 years. Prior to serving as Market President, Ms. Andrews was a Senior Vice President and Commercial Lender at Vectra Bank from 1990 to 2002. Prior to joining Vectra Bank, Ms. Andrews held various positions with First National Bank of Durango. Ms. Andrews currently serves on the Boards of Directors of The One Hundred Club and Project Merry Christmas. Ms. Andrews received a B.A. from Northern Arizona University. Ms. Andrews’ principal business address is 429 Co Rd 239, Durango, CO 81301.

Ms. Stout believes that Ms. Andrews’ qualifications to serve on the Board include her extensive business and banking background and her continued involvement in the Durango community.

Barry Biegler, age 60, has served as the CEO and President of Resort Data Processing, Inc. (RDP), a property management software company, since 1982. Prior to founding RDP, Mr. Biegler was a salesman for Hewlett Packard. Mr. Biegler holds a Bachelor of Arts degree from St. Olaf College and an MBA from the Sloan School of Business at MIT. Mr. Biegler’s business address is 211 Eagle Road, Avon, CO 81620.

Ms. Stout believes that Mr. Biegler’s qualifications to serve on the Board include his extensive business background, understanding of the resort industry and related financing matters and his involvement in the Vail community.

Charles P. Black, age 66, has served as the National Sales Manager and Product Manager, Silanes for Shin-Etsu Silicones of America, Inc. since 2001. Prior to joining Shin-Etsu, Mr. Black had chemical distribution management, plant operations management and sale experience during a thirty year career with Union Carbide Corporation and The Dow Chemical Company. Mr. Black has also been the President of Weakley Farms, Inc. in Shelbyville, Kentucky, since 1979. He has also had significant involvement as an investor since 1977 in two community/regional banks based in Kentucky. Mr. Black was an initial investor in the Company in 2007 and continued to increase his share ownership during 2008, 2009 and 2010. Mr. Black holds a Bachelor of Science in Chemical Engineering from the University of Louisville and an MBA from the University of Kentucky. Mr. Black’s business address is P.O. Box 3393, Idaho Springs, CO 80452-3393.

Ms. Stout believes that Mr. Black’s qualifications to serve on the Board include his extensive business background and experience as a bank investor.

Basil W. Blume, age 48, has over 20 years of experience in the banking and financial services industry. Since 2011, Mr. Blume has provided independent consulting services to financial institutions. From 2009 to 2011, Mr. Blume was the Chief Operating Officer and Treasurer of CIC Bancshares, Inc. From 2003 to 2009, Mr. Blume held various roles with Colorado Capital Bank, including Chief Analytics Officer and Chief Information Officer. From 2001 to 2003, Mr. Blume served as the Chief Technology Officer of Centennial Bank of the West. Mr. Blume holds a Bachelor of Science with a concentration in Finance and an MBA in Finance from Colorado State University. Mr. Blume also completed the Graduate School of Banking program at the University of Colorado with honors. Mr. Blume’s business address is 6506 Marble Lane, Castle Rock, CO 80108.

Ms. Stout believes that Mr. Blume’s qualifications to serve on the Board include his extensive business and banking background, knowledge of banking systems, processes and procedures and his involvement in the Castle Rock community.

Deborah L. Chandler, age 53, has served as the Executive Vice President/CEO of Colorado Springs Health Partners, Colorado’s largest multi-specialty, physician-owned practice in Colorado, since 2008. From 1998 to 2008 Ms. Chandler was the CEO of Anchor Health Centers and held the same role with Orlando Heart Center from 1993 to 1998. Ms. Chandler served as Executive Administrator of the Heart Center of Sarasota (formerly Cardiology Associates of Sarasota) from 1983 to 1993. Ms. Chandler has served on the Boards of Directors of the Greater Colorado Springs Chamber of Commerce, the Pikes Peak Workforce Investment Board and the Community Health Partnership since 2009. She has served on the Board of Directors of the American Heart Association, Southwest Affiliate, since 2010. Ms. Chandler also served on the SunTrust Bank Community Board from 2006 to 2008. Ms. Chandler is a Certified Medical Practice Executive and received a BS in Business Administration from the University of South Florida and an MBA from Rollins College. Ms. Chandler’s business address is 2 S. Cascade Ave., Suite 140, Colorado Springs, CO 80903.

Ms. Stout believes that Ms. Chandler’s qualifications to serve on the Board include her extensive operational and business experience, her extensive experience serving on the board of directors of several entities and her notable involvement in the Colorado Springs community.

Stephen H. Murray, age 60, has been the President and Owner of Real Trends, Inc., a communications and consulting company providing analysis and information on the residential brokerage and housing industry, since 1987. Prior to that, Mr. Murray was President of Ameri-Net and President and CEO of Equitable Realty Network. Mr. Murray is also President of Real Trends Consulting, Inc. Mr. Murray holds a BBA from Marshall University. Mr. Murray’s business address is 7501 Village Square Dr., #200, Castle Pines, CO, 80108.

Ms. Stout believes that Mr. Murray’s qualifications to serve on the Board include his extensive business experience and knowledge and understanding of the residential real estate industry.

James Kent Myers, age 64, has been the President and Managing Director of Airplanners, LLC, a marketing and strategic planning firm specializing in e-business, community relations, business planning and alliance building for the development of air service in smaller communities, since its inception in 1998. Between 1988 and 1998, Mr. Myers held various roles with Vail Resorts, Inc., including Senior Vice President, Vice President of Marketing, President – Beaver Creek Resort Company and Chief Operating Officer – Beaver Creek Resort Company. From 1980 to 1988, Mr. Myers was the Vice President, Marketing for Steamboat Ski Corporation and from 1972 to 1980 Mr. Myers held the same role with Winter Park and Copper Mountain Resorts, CO. Mr. Myers has also served on the Boards of Directors of two community banks, Vail Banks (WestStar) from 1996 to 2006 and First National Bank of Steamboat Springs from 1987 to 1990. Mr. Myers holds a BA in Business Administration and Economics from the University of Texas, El Paso. Mr. Myers’ business address is 28 2nd Street, Edwards, CO 81632.

Ms. Stout believes that Mr. Myers’ qualifications to serve on the Board include his extensive business experience and experience serving on the boards of directors of several companies, including multiple banks.

Thomas P. Sweeney III, age 53, has served as the Chief Operating Officer of Clean Energy Collective, LLC, a provider of solar electric energy though medium-scale facilities that are collectively owned by participating utility customers, since 2011. From April 2009 to October 2009, Mr. Sweeney was the Chief Executive Officer of Incentra, LLC, a private IT services company. From 2004 to April 2009, Mr. Sweeney was Chairman and Chief Executive Officer of Incentra Solutions, Inc. Prior to that, Mr. Sweeney was the Founder and Managing Partner of Equity Pier, LLC, a venture capital firm from 2000-2004. From 1997 to 2000, Mr. Sweeney served as the Senior Vice President of Marketing for Level 3 Communications, Inc. Mr. Sweeney was the Senior Vice President of Global Marketing & Alternate Channels for Worldcom, Inc. from 1996 to 1997. Prior to that, Mr. Sweeney served in various executive roles at several telecommunications companies. Mr. Sweeney received a B.S. in Mathematics and Philosophy from Eastern Connecticut State University. Mr. Sweeney’s business address is 3005 Center Green Drive, #205, Boulder, CO 80301.

Ms. Stout believes that Mr. Sweeney’s qualifications to serve on the Board include his extensive business experience and prior experience serving on the boards of several of the portfolio companies of Equity Pier, LLC.

Arrangements between Ms. Stout and the Stout Nominees

There are no arrangements or understandings between Ms. Stout and any of the Stout Nominees or any other person or persons pursuant to which the nomination of the Stout Nominees described herein is to be made, other than the consent by each of the Stout Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting. None of the Stout Nominees are a party adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Ms. Stout has indicated to the Stout Nominees that she may be interested in potentially being reinstated as the Company’s Executive Vice President and President of the Residential Mortgage Division, a position that she held until her termination without cause on December 13, 2013. However, none of the Stout Nominees have made any promises or agreements of any kind with respect to such potential reinstatement.

Compensation of the Company’s Directors

The Stout Nominees will not receive any compensation from Ms. Stout for serving as nominees or for serving as directors, if elected.

If elected, the Stout Nominees will receive whatever compensation the Board establishes from time to time for non-employee directors of the Company. Pursuant to the Company’s Proxy Statement, the Company currently pays directors for the attendance at Board and committee meetings as follows: Board Meetings – chairman ($800) and other directors ($400); and Committee Meetings – chairman ($400) and other directors ($200). Further, according to the Company’s Proxy Statement, board meeting fees are only paid for in-person attendance and committee meeting fees are paid for attending telephonically or in-person, directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties and they are also eligible to be granted option awards under the Company’s 2007 Stock Incentive Plan and its 2012 Long-Term Incentive Plan.

Other than compensation as a director of the Company if elected, none of the Stout Nominees have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

YOU ARE URGED TO VOTE FOR THE ELECTION OF THE STOUT NOMINEES ON THE ENCLOSED GOLD PROXY CARD.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s Proxy Statement, the Company has proposed that the stockholders ratify the appointment of McGladrey LLP as the Company’s independent registered accounting firm for 2014. We do not object to the ratification of McGladrey LLP and recommend that you vote “FOR” this proposal by checking the appropriate box and signing, dating and returning the enclosed GOLD proxy card.

You may vote for or against, or you may abstain from voting on, this proposal, and the accompanying GOLD proxy card will be voted on this proposal in accordance with your instruction thereon. If you do not indicate any voting instruction, we will vote the GOLD proxy card “FOR” this proposal.

Ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares at the meeting in person or by proxy present and entitled to vote. Additional information regarding this proposal is contained in the Company’s Proxy Statement.

WE RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL THREE: PROPOSAL TO AMEND THE COMPANY’S BYLAWS TO REDUCE

THE SIZE OF THE BOARD

On February 21, 2014, the Company received notice from Michael D. Quagliano (“Quagliano”) regarding his intention to present to the Company’s stockholders the following proposal at the 2014 annual meeting:

“That the Bylaws of the Corporation be and hereby are amended, effective from and after the time of adoption, as follows:

Article III, Section 2 of the Bylaws shall be deleted in its entirety and replaced with the following:

The number of directors of the corporation shall be five (5). The board of directors may increase or decrease the number of directors of the corporation from time to time, but in no event shall the number of directors of the corporation be greater than twenty-five (25) or less than five (5). Whenever the number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of the term and until their successors are chosen and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.”

You may vote for or against, or you may abstain from voting on, this proposal, and the accompanying GOLD proxy card will be voted on this proposal in accordance with your instruction thereon. If you do not indicate any voting instruction, we will vote the GOLD proxy card “FOR” this proposal.

To be approved, this matter requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THE APPROVAL OF THE PROPOSAL TO AMEND THE COMPANY’S BYLAWS TO REDUCE THE SIZE OF THE BOARD AND WE INTEND TO “ABSTAIN” ON THIS PROPOSAL.

OTHER MATTERS

Except as set forth in this Proxy Statement we are not aware of any other matter to be considered at the Annual Meeting. However, if we learn of any other proposals made at a reasonable time before the Annual Meeting, we will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the GOLD proxy card solicited by us will vote such proxies in their discretion.

INFORMATION ABOUT KATHLEEN A. STOUT

Ms. Stout was the Executive Vice President of the Bank and President of the Bank’s Residential Mortgage Division from November 30, 2012 to December 13, 2013. Ms. Stout joined the Company after serving as Vice President of Residential Mortgage of Colorado, LLC, a division of Universal Lending Corporation (ULC), since 2011. Prior to joining ULC, Ms. Stout was recruited by Colorado Capital Bank to establish their residential mortgage loan division in 2006. As President of their residential mortgage division, she successfully implemented all systems and procedures for originating, processing, approving, closing and shipping of residential mortgage loans to secondary market investors. Prior to moving to Colorado Capital Bank, Ms. Stout held high-profile positions at First Community Bank and Vectra Bank. At Vectra, she was responsible for a team of mortgage professionals that produced in excess of $1 billion in loan originations during 2003. Ms. Stout has over 19 years of experience in the residential mortgage business and attended Colorado State University.

Ms. Stout’s principal business address is 5 Sequoyah Rd., Colorado Springs, CO 80906. Ms. Stout beneficially owns 15,453 shares of the Company’s common stock, representing approximately 0.0058% of the 2,679,162 shares of common stock as reported to be outstanding by the Company as of March 31, 2014. On November 30, 2012, Ms. Stout was granted a total of 50,000 shares of restricted stock, 25,000 of which were an inducement award pursuant to a restricted stock agreement and the other 25,000 of which were a performance reward pursuant to a performance based restricted stock agreement. Twenty-five thousand of such shares vested in 2013 and Ms. Stout forfeited 9,547 shares to satisfy the tax liability associated with the vesting of the shares. The remaining 25,000 shares were forfeited upon Ms. Stout’s termination from employment.

Other than as a stockholder of the Company and as a former officer of the Company as described herein, Ms. Stout does not have any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

The Company had an employment agreement with Ms. Stout regarding her employment as President, Residential Mortgage Division of the Company and Executive Vice President of Solera National Bank. The agreement commenced on November 30, 2012. Under the terms of the agreement, Ms. Stout received a base salary of $180,000, subject to a reasonable increase and certain cash based performance awards. Ms. Stout participated in the Company’s equity-based incentive award program. Ms. Stout received benefits from the company including term life insurance for herself equal to twice her annual base salary, health insurance and dental insurance for her and her dependents, sick leave, vacation, and all additional benefits provided to all employees of the Company. The Company also provided for reimbursement for all reasonable business expenses including travel, lodging, and meals and entertainment expenses. Effective December 13, 2013 Solera National Bank terminated Ms. Stout’s employment agreement for no reason. As such, Ms. Stout is entitled to receive severance payment in an amount of $90,000 in accordance with the Separation Agreement executed between the Company and Ms. Stout.

In connection with the commencement of her employment with the Company, on November 30, 2012, Solera National Bank (the “Bank”), a national bank and a subsidiary of the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Residential Mortgage of Colorado, LLC, a Colorado limited liability company (“RMOC”), Ms. Stout and Scott Hovey to acquire substantially all of the assets of RMOC’s business (the “Business”), for a cash payment of $465,000, along with $127,916 to reimburse RMOC for previously paid security deposits related to leases, and the Bank assumed certain liabilities of the Business (collectively, the “Purchase Price”). Ms. Stout was the sole member of RMOC.

As discussed above, Ms. Stout has informed the Stout Nominees that she may be potentially interested in being reinstated in her former position. However, there have been no arrangements or understandings with respect to any such reinstatement. As such, neither Ms. Stout nor any of her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transaction to which the Company or any of its affiliates will or may be a party.

SOLICITATION; EXPENSES

Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by Ms. Stout and the Stout Nominees, none of whom will receive compensation for such solicitation.

Ms. Stout anticipates making arrangements with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of common stock held as of the record date. Mr. Stout will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

The entire expense of soliciting proxies for the 2014 Annual Meeting by Ms. Stout or on Ms. Stout’s behalf is being borne by Ms. Stout. Costs of this solicitation of proxies are currently estimated to be approximately $25,000. Ms. Stout estimates that through the date hereof her expenses in connection with this solicitation are approximately $12,000. Ms. Stout intends to seek reimbursement from the Company of all expenses she incurs in connection with this solicitation. Ms. Stout does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

VOTING AND PROXY PROCEDURES

How do I vote?

If your shares are held in your name, you may vote in any of three ways:

•	You may vote by mail if you complete, sign and date a proxy card and return it as directed. Your shares will be voted in accordance with your instructions;

•	You may vote by telephone or via the Internet in accordance with the instructions found on your proxy card; and

•	You may vote in person if you are a registered stockholder and attend the meeting and deliver your completed proxy card in person. At the meeting, the Company will also distribute written ballots to registered stockholders who wish to vote in person at the meeting, in which case you will be entitled to vote for up to eleven of any of the directors who appear on the ballot. Beneficial owners of shares held in “street name” who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

How do I vote shares I hold through a broker, bank or other custodian?

If you hold shares through someone else, such as a broker, bank or other custodian, you will receive voting material from that firm. You can complete the GOLD voting form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instruction on how to access those voting methods. If you hold your shares in a stock brokerage account or by a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

What happens if I fail to instruct my broker?

If you hold your shares in street name through a broker, bank or other custodian, only it can vote your shares, and only upon your specific instruction. “Broker non-votes” occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular proposal and the nominee holder does not have discretionary power to vote on that proposal. Because this is a “contested” meeting, if you fail to instruct your broker on how to vote your shares, your broker will not be able to vote your shares.

What does it mean if I receive more than one GOLD proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a GOLD proxy card for each account. Please sign, date and return all GOLD proxy cards you receive. If you choose to vote by phone, or Internet, please vote once for each GOLD proxy card you receive. Only your latest dated proxy for each account will be voted.

To vote as we recommend, stockholders must use the GOLD proxy card or vote by telephone, or through the Internet in accordance with the instructions found on your GOLD proxy card. Voting against any of the Board or Quagliano nominees on the Board or Quagliano proxy card will not be counted as a vote for the Stout Nominees and will result in the revocation of any previous vote you may have cast on the GOLD proxy card. If you wish to vote pursuant to our recommendations, you should disregard any proxy card you receive other than the GOLD proxy card. If you have previously voted using the Board or Quagliano proxy card, you have every right to change your vote by executing the GOLD proxy card or by voting by telephone, or through the Internet in accordance with the instructions found on your proxy card. Only the latest dated proxy you submit will be counted.

What is the record date for the Annual Meeting and who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is March 31, 2014. Only stockholders of record as of the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of the Company’s common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of the Company’s common stock outstanding on the record date and eligible to cast votes at the Annual Meeting is 2,679,162.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the Annual Meeting.

What is the required quorum?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the shares of common stock outstanding on the record date are present at the meeting in person or represented by proxy. On the record date, there were 2,679,162 shares of common stock outstanding and entitled to vote. Thus, the holders of 1,339,582 shares of common stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my vote be counted?

In voting on the election of directors, you may vote in favor of all nominees up to a maximum of 11, withhold votes as to all nominees or withhold votes as to specific nominees, except that if the bylaw amendment contemplated by Proposal Three is passed, only the five directors with the highest number of votes will be elected. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast. Votes withheld and broker non-votes will not count towards the election of directors.

In voting to ratify the appointment of McGladrey LLP as the independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

In voting on Proposal Three to amend the Bylaws, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

What is the effect of me not casting my vote?

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors or the proposed bylaw amendment. Your broker will not have the ability to vote your uninstructed shares on those matters at its discretion. Thus, if you hold your shares in street name and you do not instruct your broker how to vote with respect to those matters, no votes will be cast on your behalf. These are referred to as broker non-votes. Your broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the stockholder of record, you may change your vote by granting via Internet, telephone or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Company’s Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

If you have previously signed a proxy card sent to you by the Board or Mr. Quagliano, you may change your vote by marking, signing, dating and returning the enclosed GOLD proxy card in the accompanying postage-paid envelope or by voting by telephone or through the Internet in accordance with the instructions found on your GOLD proxy card.

What vote is required to approve each proposal?

Election of Directors: Assuming a quorum is present at the meeting, the election of each nominee for director requires the affirmative vote of a plurality of the votes cast in person or by proxy on such proposal at the annual meeting of stockholders.

Ratification of Independent Registered Public Accounting Firm: Assuming a quorum is present at the meeting, the ratification of McGladrey LLP as the Company’s independent registered public accounting firm for 2014 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

Stockholder Proposal to Amend the Company’s Bylaws: Assuming a quorum is present at the meeting, the stockholder proposal to amend the bylaws, if properly presented at the meeting, requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

What is the effect of broker non-votes and abstentions?

Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained and, therefore, will have no effect on the outcome of the vote on any such matter. Abstentions have the same effect as negative votes, except in the case of director elections, where they will have no effect.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director.

Can I vote on other matters?

The matters presented at an Annual Meeting are limited to those properly presented by the Board of Directors and those properly presented by stockholders.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Kathleen A. Stout

5 Sequoyah Rd.

Colorado Springs, CO 80906

(719) 440-0369

INFORMATION ABOUT THE COMPANY

Based upon documents publicly filed by the Company, the mailing address of the principal executive offices of the Company is: 319 S. Sheridan Blvd., Lakewood, CO 80226.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

We have omitted from this proxy statement certain disclosure required by applicable law to be included in the Company’s proxy statement. Such disclosure includes, among other things, information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; and certain stockholder’s beneficial ownership of more than 5% of the Company’s voting securities. Please refer to the Company’s proxy statement for such information. We take no responsibility for the accuracy or completeness of information contained in the Company’s proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although we do not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility, except to the extent imposed by law, for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of us, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Stockholder proposals for consideration at the Company’s 2015 annual meeting must follow the procedures set forth in Rule 14a-8 under the Exchange Act or the Company’s Bylaws, as applicable. To be timely under Rule 14a-8, they must be received by the Company’s Corporate Secretary at Solera National Bancorp, Inc., 319 South Sheridan Blvd., Lakewood, CO 80226 by             ,     2015 in order to be included in the proxy statement with respect to such meeting. Under the Company’s Bylaws, if a stockholder plans to propose an item of business to be considered at any annual meeting of stockholders other than under Rule 14a-8, that stockholder is required to give notice of such proposal to the Company’s Corporate Secretary between 90 days prior to the anniversary of the preceding year’s annual meeting, or February 23, 2015 for the Company’s 2015 annual meeting, and the close of business 120 days prior to the anniversary of the preceding year’s annual meeting, or January 22, 2015 for the Company’s 2015 annual meeting, subject to certain exceptions, and to comply with certain other requirements. The proposals also must comply with all applicable statutes and regulations.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2015 annual meeting is based on information contained in the Company’s Proxy Statement. The incorporation of this information in this Proxy Statement should not be construed as an admission by Ms. Stout that such procedures are legal, valid or binding.

OTHER MATTERS

Except as set forth in this Proxy Statement, we are not aware of any other matter to be considered at the Annual Meeting. However, if we learn of any other proposals made at a reasonable time before the Annual Meeting, we will either supplement this Proxy Statement and provide an opportunity to stockholders to vote by proxy directly on such matter or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the GOLD proxy card solicited by us will vote such proxies in their discretion.

Appendix A

INFORMATION CONCERNING PARTICIPANTS AND THEIR ASSOCIATES

IN THE PROXY SOLICIATION

The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned (as determined in accordance with Rule 13d-3 under the Exchange Act) as of March 31, 2014 by each of (i) Kathleen A. Stout, (ii) the Stout Nominees and (iii) their associates:

Name	Business Address	Number of Shares of Common Stock of the Company Beneficially Owned	Percent of Common Stock of the Company[1]
Kathleen A. Stout	5 Sequoyah Rd. Colorado Springs, CO 80906	15,453	0.0058%
Dianne Ellis Andrews	429 Co Rd 239, Durango, CO 81301	0	0%
Barry Biegler	211 Eagle Road, Avon, CO 81620	0	0%
Charles P. Black	P.O. Box 3393, Idaho Springs, CO 80452-3393	0	0%
Basil W. Blume	6506 Marble Lane, Castle Rock, CO 80108	0	0%
Deborah L. Chandler	2 S. Cascade Ave., Suite 140, Colorado Springs, CO 80903	0	0%
Stephen H. Murray	7501 Village Square Dr., #200, Castle Pines, CO, 80108	0	0%
James Kent Myers	28 2nd Street, Edwards, CO 81632	0	0%
Thomas P. Sweeney III	3005 Center Green Drive, #205, Boulder, CO 80301	0	0%

[1]	All percentages are based on the 2,679,162 shares of Common Stock outstanding as of March 31, 2014.

Except as set forth in this Proxy Statement, in the Appendices hereto or filings of Ms. Stout pursuant to Section 13(d) of the Exchange Act, to the best knowledge of Ms. Stout, none of Ms. Stout, any of the persons participating in this solicitation on behalf of Ms. Stout, any of the Stout Nominees nor any associate of any of the foregoing persons (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company’s last fiscal year, (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party or (viii) has engaged in or had a direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000. In addition, except as set forth in this Proxy Statement or in the Appendices hereto, to the best knowledge of Ms. Stout, none of Ms. Stout, any of the persons participating in this solicitation on behalf of Ms. Stout, any of the Stout Nominees, nor any associate of any of the foregoing persons has had or is deemed to have a direct or indirect material interest in any transaction with the Company since the beginning of the Company’s last fiscal year, or in any proposed transaction, to which the Company or any of its affiliates was or is a party.

None of the corporations or organizations in which Ms. Stout or any of the Stout Nominees has conducted his or her principal occupation or employment was a parent, subsidiary or other affiliate of the Company, and neither Ms. Stout nor any of the Stout Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

Except as set forth in this Proxy Statement, in the Appendices hereto or filings of Ms. Stout pursuant to Section 13(d) of the Exchange Act, to the knowledge of the Stout Nominees, there are no material proceedings to which Ms. Stout or any Stout Nominee, or any of their associates, is a party adverse to the Company or any of its subsidiaries, or in which either of Ms. Stout, the Stout Nominees or any of their associates has a material interest adverse to the Company or any of its subsidiaries.

During the past ten years, except for Mr. Sweeney’s involvement in the bankruptcy of Incentra Solutions, Inc. (“Incentra”) described below, none of the Stout Nominees was involved in any event that would be required to be disclosed under Item 401(f) of Regulation S-K (“Regulation S-K”), promulgated by the Securities and Exchange Commission under the Exchange Act.

On January 30, 2009, Incentra received a notice of default from LV Administrative Services, Inc. as agent for the lenders under Incentra’s then-existing loan agreements. In connection with such default, Incentra negotiated a sale of its assets to the lenders and entered into an Asset Purchase Agreement with such lenders on February 4, 2009 under which Incentra and its subsidiaries agreed to sell all or substantially all of their assets to the lenders in a sale conducted under bankruptcy court supervision. As part of this arrangement, the lenders agreed to provide a debtor-in-possession financing arrangement which allowed Incentra to borrow funds to finance operations during the bankruptcy proceedings. On February 4, 2009, Incentra and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on the United States Bankruptcy Court for the District of Delaware. Incentra emerged from bankruptcy in April 2009 after the debtor-in-possession provider’s bid was accepted and it took control of Incentra’s operations. Mr. Sweeney was the CEO of Incentra prior to and during the bankruptcy process and was the CEO of Incentra, LLC, the entity that emerged from the bankruptcy.

Except for the acquisition of RMOC’s business and Ms. Stout’s prior employment with the Company as described above under “Information about Kathleen A. Stout,” since the beginning of the Company’s past two fiscal years, neither Ms. Stout nor any of the Stout Nominees currently has or has had any relationship of the nature described in Item 404(a) of Regulation S-K. Specifically, since the beginning of the Company’s past two fiscal years, neither Ms. Stout nor any of the Stout Nominees has been an officer, director, partner or employee of, nor has either of them owned, directly or indirectly, beneficially or of record, more than 10% of the equity interest in, any of the following types of organizations:

(a) Any organization that has made or proposes to make payments to the Company or any of its subsidiaries for property or services in excess of the amounts specified in such Item 404(a);

(b) Any organization to which the Company or any of its subsidiaries was indebted, at the end of the Company’s last full fiscal year, in excess of the amount specified in such Item 404(a);

(c) Any organization to which the Company or any of its subsidiaries has made or proposes to make payments for property or services in excess of the amounts specified in such Item 404(a); or

(d) Any organization that provided or proposes to provide legal services or investment banking services to the Company or any of its subsidiaries in excess of the amounts specified in such Item 404(a).

Neither Ms. Stout nor any of the Stout Nominees has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

Appendix B

TRANSACTIONS IN SOLERA NATIONAL BANCORP, INC.

The following table sets forth information with respect to all purchases and sales of shares of Common Stock by Kathleen A. Stout and her associates, affiliates and the Stout Nominees during the past two years:

Date of Transaction	Securities	Name in Which Registered	Purchase or Sale	Number of Shares	Purchase Price Per Share ($)
11/30/2012	Common Stock	Kathleen A. Stout	Restricted stock grant from Company	50,000	N/A
12/23/2013	Common Stock	Kathleen A. Stout	Forfeiture of a portion of restricted stock to the Company	25,000	N/A
12/23/2013	Common Stock	Kathleen A. Stout	Forfeiture of a portion of the restricted stock grant to “net settle” for taxes upon vesting of restricted stock	9,547	N/A
7/9/2012	Common Stock	Barry Biegler	Purchase	200	4.50
7/17/2012	Common Stock	Barry Biegler	Purchase	5,000	4.60
12/5/2012	Common Stock	Barry Biegler	Purchase	2,500	5.40
12/5/2012	Common Stock	Barry Biegler	Purchase	2,500	5.40
12/12/2012	Common Stock	Barry Biegler	Purchase	5,000	5.38
6/18/2013	Common Stock	Barry Biegler	Purchase	100	6.95
6/18/2013	Common Stock	Barry Biegler	Purchase	100	7.00
6/19/2013	Common Stock	Barry Biegler	Purchase	400	7.50
6/19/2013	Common Stock	Barry Biegler	Purchase	400	7.50
6/21/2013	Common Stock	Barry Biegler	Purchase	100	8.50
6/21/2013	Common Stock	Barry Biegler	Purchase	100	8.50
6/21/2013	Common Stock	Barry Biegler	Purchase	100	8.88
6/21/2013	Common Stock	Barry Biegler	Purchase	100	9.00
6/21/2013	Common Stock	Barry Biegler	Purchase	100	9.00
6/21/2013	Common Stock	Barry Biegler	Purchase	3,500	9.25
6/21/2013	Common Stock	Barry Biegler	Purchase	3,000	8.70
7/15/2013	Common Stock	Barry Biegler	Purchase	7,000	7.50
7/15/2013	Common Stock	Barry Biegler	Purchase	3,800	7.50
7/15/2013	Common Stock	Barry Biegler	Purchase	200	7.50
12/31/2013	Common Stock	Barry Biegler	Sale	100	6.10
12/31/2013	Common Stock	Barry Biegler	Sale	100	6.05
12/31/2013	Common Stock	Barry Biegler	Sale	100	6.05
12/31/2013	Common Stock	Barry Biegler	Sale	200	6.00
12/31/2013	Common Stock	Barry Biegler	Sale	100	5.90
12/31/2013	Common Stock	Barry Biegler	Sale	400	5.90
12/31/2013	Common Stock	Barry Biegler	Sale	100	5.90
12/31/2013	Common Stock	Barry Biegler	Sale	100	5.85
12/31/2013	Common Stock	Barry Biegler	Sale	100	5.85
12/31/2013	Common Stock	Barry Biegler	Sale	300	5.76
12/31/2013	Common Stock	Barry Biegler	Sale	1,600	5.76
12/31/2013	Common Stock	Barry Biegler	Sale	100	5.76
12/31/2013	Common Stock	Barry Biegler	Sale	200	5.75
12/31/2013	Common Stock	Barry Biegler	Sale	200	5.70
12/31/2013	Common Stock	Barry Biegler	Sale	500	5.62
12/31/2013	Common Stock	Barry Biegler	Sale	3,500	5.65
12/31/2013	Common Stock	Barry Biegler	Sale	20,600	5.65
12/31/2013	Common Stock	Barry Biegler	Sale	5,900	6.60
3/18/2014	Common Stock	Charles P. Black	Sale	19,500	6.00

B-1

FORM OF PROXY PROXY SOLICITED BY KATHLEEN A. STOUT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF SOLERA NATIONAL BANCORP, INC. 2014 Annual Meeting of Stockholders of Solera National Bancorp, Inc. to Be Held on May 22, 2014 YOUR VOTE IS IMPORTANT! Please take a moment now to authorize a proxy to vote your shares of common stock of Solera National Bancorp, Inc. for the upcoming 2014 Annual Meeting of Stockholders YOU CAN VOTE TODAY IN ONE OF THREE WAYS 1. Vote by Telephone—Call toll-free at [            ] on a touch-tone telephone up until 11:59 p.m. Eastern Time on May 21, 2014, the day prior to the Annual Meeting. Please follow the simple instructions provided. You will be required to provide the unique control number printed below. 2. Vote by Internet—Please access [            ], and follow the simple instructions provided. You will be required to provide the unique control number printed below. CONTROL NUMBER: You may vote by telephone or Internet 24 hours a day, 7 days a week up until 11:59 p.m. Eastern Time on May 21, 2014, the day prior to the Annual Meeting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card or form. 3. Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy form in the envelope provided, or mail to: 5 Sequoyah Rd., Colorado Springs, CO 80906. TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GOLD PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. Please mark your votes as indicated in this example using dark ink only. [GRAPHIC APPEARS HERE] GOLD PROXY FORM KATHLEEN A. STOUT RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTORS SET FORTH BELOW BY MARKING THE “FOR” BOX FOR EACH NOMINEE: FOR WITHHOLD 1. Election of Directors Nominees: (01) Diane Ellis Andrews (02) Barry Biegler

GOLD PROXY FORM KATHLEEN A. STOUT RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE DIRECTORS SET FORTH BELOW BY MARKING THE “FOR” BOX FOR EACH NOMINEE: FOR WITHHOLD 1. Election of Directors Nominees: (01) Diane Ellis Andrews o o (02) Barry Biegler o o (03) Charles P. Black o o (04) Basil Blume o o (05) Deborah L. Chandler o o (06) Stephen H. Murray (07) James Kent Myers (08) Thomas P. Sweeney III o o KATHLEEN A. STOUT INTENDS TO USE THIS PROXY TO VOTE “FOR” DIANE ELLIS ANDREWS, BARRY BIEGLER, CHARLES P. BLACK, BASIL BLUME, DEBORAH L. CHANDLER, STEPHEN H. MURRAY, JAMES KENT MYERS, AND THOMAS P. SWEENEY III. NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “WITHHOLD” BOX FOR THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT. KATHLEEN A. STOUT RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2 BELOW: FOR AGAINST ABSTAIN 2. To ratify the selection by the audit committee of the firm of McGladrey LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. o o o KATHLEEN A. STOUT MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3 BELOW TO APPROVE AN AMENDMENT TO THE COMPANY’S BY-LAWS TO REDUCE THE NUMBER OF DIRECTORS SERVING ON THE BOARD TO FIVE. FOR AGAINST ABSTAIN 3. To approve an amendment to the Company’s Bylaws to reduce the number of directors serving on the Board to five. o o o Other Matters: To vote in their discretion on all other matters as may properly come before the 2014 Annual Meeting and on which the Stockholders are entitled to vote.THIS PROXY FORM IS VALID ONLY WHEN SIGNED Dated: Signature of Stockholder Signature of Stockholder (if held jointly) Name and Title of Representative (if applicable) Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.